EXHIBIT 99.1

Portfolio Recovery Associates Reports Third Quarter 2012 Results

NORFOLK, Va., Oct. 30, 2012 (GLOBE NEWSWIRE) -- Portfolio Recovery Associates, Inc. (Nasdaq:PRAA), a specialized financial and business services company, today reported its third quarter 2012 results.

Third Quarter Highlights

  Cash collections of $229 million, up 26% from the third quarter of 2011.
  Revenue of $151 million, up 32% from the year-earlier quarter.
  Net income of $33 million, an increase of 31% over the third quarter of 2011.
  Diluted EPS of $1.96, compared with $1.48 in the third quarter of 2011.
  Annualized return on average equity of 20.3%.

"As the US economy slowly recovers, more and more consumers are paying down their debt, resulting in strong, year-over-year growth in cash collections, as well as record revenue and net income for PRA," said Steve Fredrickson, chairman, president and chief executive officer. "Our business model of diversified purchases and cash collections from both bankrupt and non-bankrupt portfolios of debt, combined with domestic-led call centers and fees earned from our business services, continued to drive our record results."

FINANCIAL AND OPERATING REVIEW – THIRD QUARTER 2012

Revenues

  Revenues were $150.5 million for the quarter, up 32% from a year ago. This was driven by cash receipts of $243.8 million, up 26% from $193.6 million in Q3 2011. PRA defines cash receipts as the total of cash collections and fee income.

Finance Receivables Income and Cash Collections

  Finance receivables income, driven by cash collections from finance receivables, increased 32% to $135.8 million in Q3 2012 from $102.9 million in the year-ago period. Cash collections from finance receivables advanced 26% over Q3 2011, led by increases in Core portfolio legal collections as well as collections on bankruptcy portfolios. Core portfolio legal collections increased 50% in Q3 2012 from a year ago, due in part to the company's expanded focus on collections from those who can, but won't, pay back their debt. Bankruptcy portfolio collections increased 22%.
Cash Collection Source ($ in thousands)	Q32012	Q22012	Q12012	Q42011	Q32011
Call Center & Other Collections	$ 72,394	$ 73,582	$ 79,805	$ 61,227	$ 63,967
External Legal Collections	39,913	41,464	34,852	26,316	27,245
Internal Legal Collections	25,650	25,361	23,345	17,615	16,444
Purchased Bankruptcy Collections	91,095	92,018	79,994	75,166	74,512
Total Cash Collections	$ 229,052	$ 232,425	$ 217,996	$ 180,324	$ 182,168

  In Q3 2012, principal amortization of finance receivables as a percentage of cash collections was 40.7%, compared with 43.5% in the year-earlier quarter. Principal amortization includes net allowance charges of $1.6 million against certain pools of finance receivables accounts recorded in the quarter, compared with $0.7 million recorded in Q3 2011.

Fee Income

  PRA's businesses services companies generated Q3 2012 fee income of $14.8 million, compared with $11.4 million in the same period a year ago. This increase was due primarily to income generated from our UK business acquired in January 2012. Together, the fee-based businesses accounted for 10% of PRA's total revenues this quarter and in Q3 2011.

Operating Expenses and Income

  Q3 2012 operating expenses were $93.5 million, up $23.0 million or 33% from the year-earlier quarter. The increase was due in large part to costs associated with business growth, including an $8.8 million increase in legal costs and fees related to PRA's expanded focus on legal collections, and the inclusion of the operating expenses of PRA's U.K. business acquired in January 2012.
  Q3 2012 operating income was $57.1 million, compared with $43.8 million in Q3 2011, an increase of 30%. The operating margin decreased slightly from 38.4% in the year-earlier quarter to 37.9% in the recently completed quarter.

Balance Sheet

  PRA purchased $1.0 billion of domestic portfolio face-value finance receivables in Q3 2012 for $94.0 million. These receivables were acquired in 95 defaulted portfolios from 12 different sellers.
  Cash balances were $31.5 million as of September 30, 2012.
  As of September 30, 2012, the balance on PRA's line of credit was $250 million, with remaining borrowing availability, subject to normal borrowing and collateral provisions, under the line of $214.5 million.

Conference Call Information

The company will hold a conference call today with investors at 5:30 p.m. ET to discuss its Q3 2012 results. Investors may access the call by dialing 888-695-7639 in the U.S. or 970-315-0482 outside the U.S. The conference ID is 38849567. A replay will be available approximately one hour after the call ends and will remain available until November 6, 2012.  Investors may access the replay of the call by dialing 855-859-2056 in the U.S. or 404-537-3406 outside the U.S. To access the replay, use the conference ID 38849567.   Investors also may listen to the conference call via webcast, both live and archived at http://ir.PortfolioRecovery.com/events.cfm.

About Portfolio Recovery Associates

Portfolio Recovery Associates, Inc. (PRA) is a specialized financial and business services company.  A market leader in the consumer debt purchase and collection industry, PRA has a longstanding culture of compliance, engaging collaboratively with its customers to create realistic, affordable repayment plans.  The company provides a broad range of business services to local government, auto lenders, law enforcement, institutional investors, manufacturers and retailers, and U.K. banks and creditors.  PRA was recognized as one of Fortune's 100 Fastest Growing Companies in 2012.  The company also was named one of Forbes' Top 25 Best Small Companies in America in 2012, and has been annually ranked as one of Forbes' 100 Best Small Companies since 2007.  For more information, please visit www.PortfolioRecovery.com.

The Portfolio Recovery Associates logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=13727

About Forward-Looking Statements

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts.   The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us.  Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

Portfolio Recovery Associates, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011

Revenues:
Income recognized on finance receivables, net	$ 135,754	$ 102,875	$ 392,566	$ 299,152
Fee income	14,765	11,401	45,983	41,696

Total revenues	150,519	114,276	438,549	340,848

Operating expenses:
Compensation and employee services	41,334	33,475	123,508	102,443
Legal collection fees	8,635	5,962	25,241	17,681
Legal collection costs	15,810	9,731	57,705	28,949
Agent fees	1,545	1,643	4,495	6,005
Outside fees and services	10,131	6,222	21,575	13,702
Communications	6,777	5,865	22,037	17,884
Rent and occupancy	1,786	1,517	5,053	4,353
Depreciation and amortization	3,623	3,223	10,833	9,755
Other operating expenses	3,820	2,808	12,027	9,161

Total operating expenses	93,461	70,446	282,474	209,933

Gain on sale of property	--	--	--	1,157

Income from operations	57,058	43,830	156,075	132,072

Other income and (expense):
Interest income	--	7	8	7
Interest expense	(2,189)	(2,555)	(7,223)	(8,057)

Income before income taxes	54,869	41,282	148,860	124,022

Provision for income taxes	21,742	16,089	58,493	49,544

Net income	$ 33,127	$ 25,193	$ 90,367	$ 74,478

Adjustment for (loss)/income attributable to redeemable noncontrolling interest	(187)	(313)	(424)	277

Net income attributable to Portfolio Recovery Associates, Inc.	$ 33,314	$ 25,506	$ 90,791	$ 74,201

Net income per common share attributable to Portfolio Recovery Associates, Inc.:
Basic	$ 1.97	$ 1.49	$ 5.33	$ 4.34
Diluted	$ 1.96	$ 1.48	$ 5.30	$ 4.31

Weighted average number of shares outstanding:
Basic	16,881	17,117	17,034	17,106
Diluted	17,022	17,228	17,140	17,218
Portfolio Recovery Associates, Inc.
Unaudited Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	September 30,	December 31,
ASSETS	2012	2011

Cash and cash equivalents	$ 31,488	$ 26,697
Finance receivables, net	973,594	926,734
Accounts receivable, net	8,417	7,862
Property and equipment, net	25,506	25,727
Goodwill	100,456	61,678
Intangible assets, net	21,167	14,596
Other assets	9,070	7,829

Total assets	$ 1,169,698	$ 1,071,123

LIABILITIES AND EQUITY

Liabilities:
Accounts payable and accrued liabilities	$ 42,031	$ 42,660
Net deferred tax liability	186,506	193,898
Line of credit	250,000	220,000
Long-term debt	674	1,246

Total liabilities	479,211	457,804
Redeemable noncontrolling Interest	19,998	17,831

Stockholders' equity:

Preferred stock, par value $0.01, authorized shares, 2,000, issued and outstanding shares - 0	--	--
Common stock, par value $0.01, 60,000 authorized shares, 16,881 issued and outstanding shares at September 30, 2012, and 17,134 issued and outstanding shares at December 31, 2011	169	171
Additional paid-in capital	149,818	167,719
Retained earnings	518,389	427,598
Accumulated other comprehensive income	2,113	--
Total stockholders' equity	670,489	595,488

Total liabilities and equity	$ 1,169,698	$ 1,071,123

Portfolio Recovery Associates, Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2012	2011
Cash flows from operating activities:
Net income	$ 90,367	$ 74,478
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of share-based compensation	8,361	6,110
Depreciation and amortization	10,833	9,755
Deferred tax (benefit)/expense	(7,377)	27,327
Gain on sale of property	--	(1,157)
Changes in operating assets and liabilities:
Other assets	(353)	(953)
Accounts receivable	1,579	2,470
Accounts payable and accrued liabilities	(9,748)	5,141

Net cash provided by operating activities	93,662	123,171

Cash flows from investing activities:
Purchases of property and equipment	(5,362)	(4,851)
Proceeds from sale of property	--	1,267
Acquisition of finance receivables, net of buybacks	(329,444)	(314,162)
Collections applied to principal on finance receivables	286,907	226,014
Business acquisitions, net of cash acquired	(48,653)	--

Net cash used in investing activities	(96,552)	(91,732)

Cash flows from financing activities:
Proceeds from exercise of options	--	150
Income tax benefit from share-based compensation	1,484	503
Proceeds from line of credit	160,000	27,000
Principal payments on line of credit	(130,000)	(67,000)
Repurchases of common stock	(22,726)	--
Distributions paid to noncontrolling interest	--	(2,308)
Principal payments on long-term debt	(572)	(843)

Net cash provided by/(used in) financing activities	8,186	(42,498)

Effect of exchange rate on cash	(505)	--

Net increase/(decrease) in cash and cash equivalents	4,791	(11,059)

Cash and cash equivalents, beginning of year	26,697	41,094

Cash and cash equivalents, end of period	$ 31,488	$ 30,035

Supplemental disclosure of cash flow information:
Cash paid for interest	$ 7,577	$ 7,771
Cash paid for income taxes	71,521	19,058

Noncash investing and financing activities:
Adjustment of the noncontrolling interest measurement amount	$ (2,852)	$ (3,175)
Distributions payable relating to noncontrolling interest	261	--
Employee stock relinquished for payment of taxes	(2,170)	--

FINANCIAL HIGHLIGHTS
	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
	2012	2011	Change	2012	2011	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 135,754	$ 102,875	32%	$ 392,566	$ 299,152	31%
Fee income	14,765	11,401	30%	45,983	41,696	10%
Total revenues	150,519	114,276	32%	438,549	340,848	29%
Operating expenses	93,461	70,446	33%	282,474	209,933	35%
Income from operations	57,058	43,830	30%	156,075	132,072	18%
Net interest expense	2,189	2,548	-14%	7,215	8,050	-10%
Net income	33,127	25,193	31%	90,367	74,478	21%
Net income attributable to Portfolio Recovery Associates, Inc.	33,314	25,506	31%	90,791	74,201	22%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 31,488	$ 30,035	5%	$ 31,488	$ 30,035	5%
Finance receivables, net	973,594	919,478	6%	973,594	919,478	6%
Goodwill and intangible assets, net	121,623	76,426	59%	121,623	76,426	59%
Total assets	1,169,698	1,064,104	10%	1,169,698	1,064,104	10%
Line of credit	250,000	260,000	-4%	250,000	260,000	-4%
Total liabilities	479,211	478,915	0%	479,211	478,915	0%
Total equity	670,489	568,305	18%	670,489	568,305	18%

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 229,053	$ 182,168	26%	$ 679,473	$ 525,166	29%
Principal amortization without allowance charges	91,736	78,552	17%	282,646	218,950	29%
Principal amortization with allowance charges	93,299	79,293	18%	286,907	226,014	27%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	40.7%	43.5%	-6%	42.2%	43.0%	-2%
Excluding fully amortized pools	42.0%	45.7%	-8%	43.7%	45.6%	-4%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Balance at period-end	$ 90,832	$ 83,471	9%	$ 90,832	$ 83,471	9%
Allowance charge	1,563	741	111%	4,261	7,064	-40%
Allowance charge to period-end net finance receivables	0.16%	0.08%	99%	0.44%	0.77%	-43%
Allowance charge to net finance receivable income	1.15%	0.72%	60%	1.09%	2.36%	-54%
Allowance charge to cash collections	0.68%	0.41%	68%	0.63%	1.35%	-53%

PURCHASES OF FINANCE RECEIVABLES (1) (dollars in thousands)
Purchase price - core	$ 52,703	$ 57,240	-8%	$ 174,319	$ 170,857	2%
Face value - core	674,135	5,027,874	-87%	2,679,734	7,071,530	-62%
Purchase price - bankruptcy	41,277	64,848	-36%	151,629	148,659	2%
Face value - bankruptcy	341,359	654,508	-48%	1,158,050	1,515,501	-24%
Purchase price - total	93,980	122,088	-23%	325,948	319,516	2%
Face value - total	1,015,494	5,682,382	-82%	3,837,784	8,587,031	-55%
Number of portfolios - total	95	95	0%	282	250	13%
ESTIMATED REMAINING COLLECTIONS (1) (in thousands)
Estimated remaining collections - core	$ 1,323,134	$ 1,154,406	15%	$ 1,323,134	$ 1,154,406	15%
Estimated remaining collections - bankruptcy	791,018	770,886	3%	791,018	770,886	3%
Estimated remaining collections - total	2,114,152	1,925,292	10%	2,114,152	1,925,292	10%

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$ 1.96	$ 1.48	32%	$ 5.30	$ 4.31	23%
Weighted average number of shares outstanding - diluted	17,022	17,228	-1%	17,140	17,218	0%
Shares repurchased	--	--	100%	331,449	--	100%
Average price paid per share repurchased (including acquisitions costs)	$ --	--	100%	$ 68.56	--	100%
Closing market price	$ 104.43	$ 62.22	68%	$ 104.43	$ 62.22	68%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (2)	20.29%	18.27%	11%	19.15%	18.57%	3%
Return on revenue (3)	22.01%	22.05%	0%	20.61%	21.85%	-6%
Operating margin (4)	37.91%	38.35%	-1%	35.59%	38.75%	-8%
Operating expense to cash receipts (5)	38.33%	36.39%	5%	38.94%	37.03%	5%
Debt to equity (6)	37.39%	46.02%	-19%	37.39%	46.02%	-19%
Number of collectors	1,992	1,520	31%	1,992	1,520	31%
Number of employees	3,103	2,504	24%	3,103	2,504	24%
Cash receipts (5)	$ 243,818	$ 193,569	26%	$ 725,456	$ 566,862	28%
Line of credit - unused portion at period end	214,450	147,500	45%	214,450	147,500	45%
(1) Domestic portfolio only
(2) Calculated as annualized net income divided by average equity for the period
(3) Calculated as net income divided by total revenues
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

FINANCIAL HIGHLIGHTS
	For the Quarter Ended
	September 30	June 30	March 31	December 31	September 30
	2012	2012	2012	2011	2011
EARNINGS (in thousands)
Income recognized on finance receivables, net	$ 135,754	$ 132,587	$ 124,226	$ 102,743	$ 102,875
Fee income	14,765	15,298	15,920	15,344	11,401
Total revenues	150,519	147,885	140,146	118,087	114,276
Operating expenses	93,461	93,289	95,725	72,134	70,446
Income from operations	57,058	54,596	44,421	45,953	43,830
Net interest expense	2,189	2,374	2,652	2,512	2,548
Net income	33,127	32,051	25,189	26,666	25,193
Net income attributable to Portfolio Recovery Associates, Inc.	33,314	32,015	25,462	26,590	25,506

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$ 31,488	$ 42,621	$ 28,068	$ 26,697	$ 30,035
Finance receivables, net	973,594	966,508	945,242	926,734	919,478
Goodwill and intangible assets, net	121,623	121,748	124,659	76,274	76,426
Total assets	1,169,698	1,173,738	1,142,026	1,071,123	1,064,104
Line of credit	250,000	292,000	265,000	220,000	260,000
Total liabilities	479,211	520,911	502,531	457,804	478,915
Total equity	670,489	633,446	620,712	595,488	568,305

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$ 229,053	$ 232,425	$ 217,996	$ 180,324	$ 182,168
Principal amortization without allowance charges	91,736	97,634	93,276	74,481	78,552
Principal amortization with allowance charges	93,299	99,838	93,770	77,581	79,293
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	40.7%	43.0%	43.0%	43.0%	43.5%
Excluding fully amortized pools	42.0%	44.4%	44.8%	44.9%	45.7%

ALLOWANCE FOR FINANCE RECEIVABLES (dollars in thousands)
Balance at period-end	$ 90,832	$ 89,269	$ 87,065	$ 86,571	$ 83,471
Allowance charge	1,563	2,204	494	3,100	741
Allowance charge to period-end net finance receivables	0.16%	0.23%	0.05%	0.33%	0.08%
Allowance charge to net finance receivable income	1.15%	1.66%	0.40%	3.02%	0.72%
Allowance charge to cash collections	0.68%	0.95%	0.23%	1.72%	0.41%

PURCHASES OF FINANCE RECEIVABLES (1) (dollars in thousands)
Purchase price - core	$ 52,703	$ 69,512	$ 52,104	$ 42,532	$ 57,240
Face value - core	674,135	1,033,331	972,268	829,232	5,027,874
Purchase price - bankruptcy	41,277	53,460	56,892	46,360	64,848
Face value - bankruptcy	341,359	448,244	368,447	376,094	654,508
Purchase price - total	93,980	122,972	108,996	88,892	122,088
Face value - total	1,015,494	1,481,575	1,340,715	1,205,326	5,682,382
Number of portfolios - total	95	105	82	83	95
ESTIMATED REMAINING COLLECTIONS (1) (in thousands)
Estimated remaining collections - core	$ 1,323,134	$ 1,305,641	$ 1,226,292	$ 1,159,086	$ 1,154,406
Estimated remaining collections - bankruptcy	791,018	802,353	796,161	794,262	770,886
Estimated remaining collections - total	2,114,152	2,107,994	2,022,453	1,953,348	1,925,292

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$ 1.96	$ 1.87	$ 1.47	$ 1.54	$ 1.48
Weighted average number of shares outstanding - diluted	17,022	17,133	17,267	17,269	17,228
Shares repurchased	--	300,849	30,600	--	--
Average price paid per share repurchased (including acquisitions costs)	$ --	$ 68.62	$ 68.02	--	--
Closing market price	$ 104.43	$ 91.26	$ 71.72	$ 67.52	$ 62.22

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (2)	20.29%	20.34%	16.70%	18.18%	18.27%
Return on revenue (3)	22.01%	21.67%	17.97%	22.58%	22.05%
Operating margin (4)	37.91%	36.92%	31.70%	38.91%	38.35%
Operating expense to cash receipts (5)	38.33%	37.66%	40.92%	36.87%	36.39%
Debt to equity (6)	37.39%	46.33%	42.84%	37.15%	46.02%
Number of collectors	1,992	1,952	1,934	1,658	1,520
Number of employees	3,103	3,032	3,014	2,641	2,504
Cash receipts (5)	$ 243,818	$ 247,723	$ 233,916	$ 195,668	$ 193,569
Line of credit - unused portion at period end	214,450	166,450	142,500	187,500	147,500
(1) Domestic portfolio only
(2) Calculated as annualized net income divided by average equity for the period
(3) Calculated as net income divided by total revenues
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt
Purchase Price Multiples at September 30, 2012, Entire Domestic Portfolio
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,214	$ --	$ 10,171	$ 43	332%
1997	7,685	25,534	--	25,387	147	332%
1998	11,089	37,585	--	37,130	455	339%
1999	18,898	69,748	--	68,715	1,033	369%
2000	25,020	117,469	--	114,900	2,569	470%
2001	33,481	176,653	--	172,937	3,716	528%
2002	42,325	201,333	--	194,041	7,292	476%
2003	61,448	271,159	--	258,244	12,915	441%
2004	59,176	204,729	--	192,361	12,368	346%
2005	143,168	314,232	8,853	298,170	16,062	219%
2006	107,673	215,261	10,496	197,088	18,173	200%
2007	258,379	508,637	38,359	440,216	68,421	197%
2008	275,148	526,639	67,272	415,563	111,076	191%
2009	281,438	820,543	85,138	558,585	261,958	292%
2010	358,149	895,607	154,974	484,149	411,458	250%
2011	394,261	869,129	283,307	258,182	610,947	220%
2012	324,627	615,027	311,561	39,508	575,519	189%
Total	$ 2,405,045	$ 5,879,499	$ 959,960	$ 3,765,347	$ 2,114,152	244%

Purchase Price Multiples at September 30, 2012, Purchased Bankruptcy Portfolio
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996-2003	$ --	$ --	$ --	$ --	$ --	0%
2004	7,468	14,462	--	14,378	84	194%
2005	29,301	43,492	38	43,418	74	148%
2006	17,630	31,458	70	31,011	447	178%
2007	78,544	105,590	2,918	102,050	3,540	134%
2008	108,607	181,980	27,141	146,362	35,618	168%
2009	156,054	414,562	53,167	282,968	131,594	266%
2010	209,224	427,223	99,242	237,297	189,926	204%
2011	182,180	289,553	151,416	63,270	226,283	159%
2012	149,633	213,156	146,410	9,704	203,452	142%
Total	$ 938,641	$ 1,721,476	$ 480,402	$ 930,458	$ 791,018	183%

Purchase Price Multiples at September 30, 2012, Core Portfolio
($ in thousands)
				Actual Cash
		Total	Net Finance	Collections	Estimated	Total Estimated
Purchase	Purchase	Estimated	Receivables	Including Cash	Remaining	Collections to
Period	Price	Collections	Balance	Sales	Collections	Purchase Price
1996	$ 3,080	$ 10,214	$ --	$ 10,171	$ 43	332%
1997	7,685	25,534	--	25,387	147	332%
1998	11,089	37,585	--	37,130	455	339%
1999	18,898	69,748	--	68,715	1,033	369%
2000	25,020	117,469	--	114,900	2,569	470%
2001	33,481	176,653	--	172,937	3,716	528%
2002	42,325	201,333	--	194,041	7,292	476%
2003	61,448	271,159	--	258,244	12,915	441%
2004	51,708	190,267	--	177,983	12,284	368%
2005	113,867	270,740	8,815	254,752	15,988	238%
2006	90,043	183,803	10,426	166,077	17,726	204%
2007	179,835	403,047	35,441	338,166	64,881	224%
2008	166,541	344,659	40,131	269,201	75,458	207%
2009	125,384	405,981	31,971	275,617	130,364	324%
2010	148,925	468,384	55,732	246,852	221,532	315%
2011	212,081	579,576	131,891	194,912	384,664	273%
2012	174,994	401,871	165,151	29,804	372,067	230%
Total	$ 1,466,404	$ 4,158,023	$ 479,558	$ 2,834,889	$ 1,323,134	284%
CONTACT: Rick Goulart
         Vice President, Corporate Communications
         (757) 961-3525
         RickGoulart@PortfolioRecovery.com